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                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): June 14, 2006 (June 8, 2006)

                               AUTOCAM CORPORATION
             (Exact name of registrant as specified in its charter)

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
           MICHIGAN                      333-119215              38-2790152
(State or other jurisdiction of         (Commission             (IRS Employer
        incorporation)                  File Number)         Identification No.)
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           4436 BROADMOOR AVENUE SOUTHEAST, KENTWOOD, MICHIGAN, 49512
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (616) 698-0707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                                        1

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 8, 2006, Autocam Corporation (the "Registrant") entered into an employment agreement with Mr. Jon DeGaynor, effective September 30, 2005 (the "Agreement"). The Agreement provides that the Registrant will employ Mr. DeGaynor as its International Chief Operating Officer. The principal terms of the Agreement are summarized below. This summary is qualified by reference to the full text of the Agreement, a copy of which is included as Exhibit 10.1 to this report.

- An initial term of three years ending on August 31, 2008, subject to automatic renewal annually thereafter unless terminated upon 90 days prior notice.

-    An initial payment of $50,000 to enter into the Agreement.

-    An initial annual base salary of $240,000 and incentive compensation of:

     1. $150,000 for the year ended December 31, 2005, provided Mr. DeGaynor is continuously employed by the Registrant until August 31, 2006, and

     2. For each calendar year after December 31, 2005, ranging from 0%-200% of annual base salary based upon the Registrant's return on invested capital for the twelve-month period for which the incentive compensation is calculated.

- A grant of 105,926 options at a per share exercise price of $10.00 per share under the Registrant's 2004 Stock Option Plan. Seventy percent of such option shares vest over a five-year period, or if earlier, upon a change of control of the Registrant. Thirty percent of such option shares are based on the financial performance of the Registrant as provided in the plan document. Vesting is subject to Mr. DeGaynor's continuous employment on each anniversary date of the effective date of the Agreement.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Autocam Corporation


                                        By: /s/ John C. Kennedy
                                            ------------------------------------
                                        Name: John C. Kennedy
                                        Title: President and Chief Executive
                                               Officer

Dated: June 14, 2006

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                                  EXHIBIT INDEX

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
EXHIBIT No.   DESCRIPTION
-----------   -----------
   10.1       EMPLOYMENT AGREEMENT
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